EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the year ended December 31, 2002 (the "Report"), by Xybernaut Corporation (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                      /s/ EDWARD G. NEWMAN
                                      ---------------------------------------
                                      Edward G. Newman
                                      Chief Executive Officer and
                                      Chairman of the Board of Directors
                                      April 30, 2003


                                      /s/ THOMAS D. DAVIS
                                      ---------------------------------------
                                      Thomas D. Davis
                                      Senior Vice President and
                                      Chief Financial Officer
                                      April 30, 2003


                                      /s/ STEVEN A. NEWMAN
                                      ---------------------------------------
                                      Steven A. Newman
                                      President, Chief Operating Officer and
                                      Vice Chairman of the Board of Directors
                                      April 30, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO XYBERNAUT CORPORATION AND WILL BE RETAINED BY XYBERNAUT CORPORATION, AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.